UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  December 15, 2025

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

3011 Townsgate Road, Suite 220

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2025, LTC Properties, Inc. (“LTC”) entered into a First Amendment (the “Amendment”) to its Credit Agreement dated July 21, 2025 (the “Credit Agreement”) with KeyBank National Association, as Administrative Agent and L/C Issuer, and KeyBank National Association, Wells Fargo Bank, National Association, Citizens Bank, N.A., The Huntington National Bank, Royal Bank of Canada and U.S. Bank National Association, as Lenders. In addition, KeyBanc Capital Markets, Inc., Wells Fargo Securities, LLC and Citizens Securities, Inc., as Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, National Association and Citizens Bank, N.A. are serving as Co-Syndication Agents, The Huntington National Bank, is serving as Documentation Agent, and Royal Bank of Canada, is serving as Sustainability Agent.

The Amendment increases the aggregate commitment of the lenders under the Credit Agreement from $600 million to $800 million by exercising the incremental facility in accordance with the terms of the Credit Agreement and establishing a $50 million three-year term loan, $55 million four-year term loan, $55 million five-year term loan, and $40 million seven-year term loan (collectively, the “Term Loans”), maturing in 2028, 2029, 2030 and 2032, respectively. The material terms of the Credit Agreement otherwise remain unchanged.

A copy of the Amendment is filed as Exhibit 10.1 hereto and is hereby incorporated by reference. The above summary of the Amendment is qualified in its entirety by reference to such filed exhibit.

In connection with entering into the Amendment, LTC entered into interest rate swap agreements to effectively fix the interest rate on the 2028, 2029, 2030 and 2032 Term Loans at 4.61%, 4.65%, 4.70% and 5.22% per annum, respectively, based on the Credit Agreement’s stated applicable margins.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information

None.

(d)	Exhibits.

10.1	First Amendment to Credit Agreement, entered into as of December 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: December 15, 2025	By:	/s/ CAROLINE CHIKHALE
Caroline Chikhale
Executive Vice President, Chief Financial Officer and Treasurer